UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED: January 24, 2003

STONE ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

                                      Delaware                                         1-12074                              72-1235413
                        (State or other jurisdiction                  (Commission File                    (I.R.S. Employer
                     of incorporation or organization)                  Number)                          Identification No.)

                              625 E. Kaliste Saloom Road                                                                        70508
                                    Lafayette, Louisiana                                                                             (Zip code)
                   (Address of principal executive offices)

Registrant's telephone number, including area code:  (337) 237-0410

ITEM 9. REGULATION FD DISCLOSURE

        In accordance with General Instruction B.2 of Form 8-K, the following information shall not be deemed filed for the purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

        On January 24, 2003, the registrant inadvertently filed a current report on Form 8-K under Item 7 and Item 9. The registrant intends to file a Form 8-K pursuant to the release of fourth quarter 2002 earnings on March 10, 2003

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STONE ENERGY CORPORATION

Date: January 24, 2003	By: /s/ James H. Prince
James H. Prince Senior Vice President - Chief Financial Officer and Treasurer